Oppenheimer Rochester Short Term Municipal Fund

Supplement dated June 1, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Rochester Short Term Municipal Fund (the “Fund”), each dated September 26, 2014, and is in addition to any other supplement(s).

Effective August 3, 2015:

1.	The first paragraph of the section “Class A Contingent Deferred Sales Charge” in the Prospectus is deleted and replaced with the following:

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A share purchases of shares of one or more of the Oppenheimer funds totaling $500,000 or more, those Class A shares may be subject to a 0.50% contingent deferred sales charge if they are redeemed within an 12-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

2.	The second paragraph under the section “I. Applicability of Class A Contingent Deferred Sales Charges and Concession Payments in Certain Cases” in Appendix A to the SAI is deleted and replaced with the following:

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases are subject to the Class A CDSC if redeemed within 18 months (12 months in the case of shares of Oppenheimer Rochester Short Term Municipal Fund), as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

June 1, 2015	PS0621.008